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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                               December 13, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           NATIONAL CITY CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                      1-10074                34-1111088
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)




1900 East Ninth Street, Cleveland, Ohio                            44114
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(Address of principal executive offices)                        (Zip Code)


                                 (216) 222-2000
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On December 11, 2002, National City Corporation (NYSE: NCC) issued a press release, announcing that Hewitt Associates (NYSE: HEW), a global outsourcing and consulting firm, will provide 401(k) administration services, including recordkeeping and customer service, to National City Corporation clients. Hewitt will assume responsibility for National City's 401(k) recordkeeping staff and functions in Kalamazoo, Michigan providing 401(k) administration services for 130,000 employees at more than 300 client organizations. Effective January 1, 2003, the transition of service from National City to Hewitt will not require a conversions process, making the change virtually invisible for National City clients and their employees. For more information about National City, visit the company's Web site at NationalCity.com. Such press release is attached as
Exhibit 99.1 to Registrant's filing on this Form 8-K.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2002             By /s/ David L. Zoeller
                                        ----------------------------------
                                        David L. Zoeller
                                        Executive Vice President and General
                                        Counsel